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                                   EXHIBIT 23

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
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                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


         As independent public accountants, we hereby consent to the incorporation by reference of our report dated August 19, 1996, included and incorporated by reference in Elcor Corporation's Form 10-K for the year ended June 30, 1996, into Elcor Corporation's previously filed Registration Statements on Form S-8 (File No. 2-87437) and Form S-3 (File No. 2-87436).


                                                   /s/ Arthur Andersen LLP
                                                   -----------------------
                                                       Arthur Andersen LLP


Dallas, Texas
September 30, 1996